Corporate Presentation March 2021 Exhibit 99.1

Disclaimer This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: our plans to develop and commercialize small molecule therapies, our expectations about timing and ability to commence, enroll or complete clinical studies and to obtain regulatory approvals for PRT543, PRT811, PRT1419, PRT2527 and other candidates in development, the ability of our product candidates to treat various cancers, the ability to discover additional suitable candidates for regulatory approval, the potential impact of the COVID-19 pandemic and the sufficiency of our cash and cash equivalents to fund our operations. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated). These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2020.

Powered by scientists with proven ability to deliver precision oncology medicines Discovery Engine Rapidly advancing potentially high value therapy candidates with a commitment to future patient access, awareness, and support Commercial Approach Highly selected patient populations & cancers with significant unmet need Clinical Development Efficient development path with potential for accelerated regulatory approvals Regulatory Strategy Prelude Therapeutics Vision Building a patient-focused precision oncology company

Former CMO Former CEO General Partner Andrew Combs, PhD Executive Vice President and Head of Chemistry Parsaclisib Senior Management & Board of Directors Experienced. Proven. Focused. Peggy Scherle, PhD Chief Scientific Officer Board of Directors Victor Sandor, MD Paul Friedman, MD CEO David Bonita, MD Julian C. Baker Managing Member Baker Brothers Investments Kris Vaddi, PhD Founder & Chief Executive Officer Mardi Dier Christopher Pierce, MBA Executive Vice President and Chief of Business Operations Deborah Morosini, MD, MSW Executive Vice President and Chief of Clinical Affairs David Mauro, MD, PhD Chief Medical Officer Brian Piper, MBA Chief Financial Officer Former CFO, CBO CFO Kris Vaddi, PhD Founder & Chief Executive Officer Founding member

Prelude Therapeutics Corporate Highlights 4 INDs cleared to date; 3 Clinical stage programs; 3 Preclinical assets Highly productive target class agnostic discovery engine Pipeline focused on differentiated and validated targets Multiple wholly owned programs with fast-to-market potential Lead programs, PRT543 & PRT811 (PRMT5) and PRT1419 (MCL1) target clinically validated mechanisms with differentiated product profile Experienced leadership team with marquee investors and board members Deeply experienced employee base that has worked on multiple approved targeted agents Compelling market opportunities across multiple tumor types Patient-inspired drug development, regulatory, and commercial strategies to address high unmet need

Focused Clinical Development Optimized for early clinical POC and rapid execution of pivotal trials CHEMICAL LEADS NOVEL INTERVENTION POINTS Medicinal Chemistry Capabilities Rapidly building synthetically complex molecules  Cancer Biology & Translational Expertise Deep understanding of oncogenic pathways with translational focus METHYLTRANSFERASES KINASES PROTEIN-PROTEIN INTERACTIONS LEVERAGE Our advanced medicinal chemistry capabilities to create better product candidates PURSUE Targets that drive cancers with high unmet need IDENTIFY Target mechanisms with compelling biological rationale Prelude Discovery and Development Approach Target Selection Discovery Engine Pipeline DEGRADERS

Prelude Therapeutics Pipeline

Program	Indications	Discovery/ Preclinical	IND Enabling	Phase 1	Phase 2	Phase 3	Upcoming Milestones	Worldwide Rights
PRT543 (PRMT5)	Selected Solid Tumors (incl. ACC, HRD+)	●	●	●			• Escalation complete; additional expansion cohorts early 2Q2021 • Data presentation 2H2021	Prelude Therapeutics
	Selected Myeloid Malignancies (incl. MF and MDS)	●	●	●				
PRT811 (Brain Penetrant PRMT5)	GBM and CNS Metastatic Cancers	●	●	●			• Expansion cohorts mid-2021 • Initial clinical data YE2021	
PRT1419 (MCL1)	Selected Hematological Malignancies *(oral formulation)*	●	●	●			• Addition of expansion cohorts expected 2H2021	
	Solid Tumors *(IV formulation)*	●	●	●			• Phase 1 trial to commence 1H2021	
PRT2527 (CDK9)	Selected Solid and Hematological Malignancies	●	●				• IND 2021	
PRT-SCA2 (SMARCA2)	Multiple Genomically Selected Cancers	●					• IND 2021/2022	
PRT-K4 (Kinase)	Solid Tumors	●					• IND-enabling 2021	

Wholly-owned patent portfolio covering composition of matter and method of use patents. Prior to possible extensions, PRT543 has IP coverage into at least H2 2038; PRT811 and PRT1419 until at least 2039

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PRMT5 Programs

PRMT5 Pathway Drives Oncogenesis and Resistance PRMT5 inhibition can be leveraged to potentially treat a broad range of solid tumors and hematologic malignancies PRMT5 Transcription Factors PRMT5 Spliceosome Histones Transcriptional Control of Oncogenesis and Resistance DNA Repair Genes HRD+ Cancers (e.g., Ovarian, Breast) Oncogenic Drivers (e.g., Myc / Myb) ACC, Lymphomas, Richter’s Splicing Dysregulation / Mutations Myeloid Malignancies, GBM, Uveal Melanoma

Designed and synthesized >600 compounds to select PRT543 and PRT811 for advancement Prelude PRMT5 Program Optimized for a well-balanced and differentiated profile Potency Selectivity ADME Pharmaceutical properties OPTIMAL CHEMICAL SPACE Differentiating Mechanism of Action Prelude compounds are co-factor (SAM) competitive inhibitors Substrate competitive Inhibitors PRMT5

PRT543 Opportunity for Accelerated Development Path Potential best-in-class PRMT5 inhibitor PRMT5 Differentiated PRMT5 Inhibitor Highly selective and potent Targets Selected Solid Tumors and Heme Malignancies Strong scientific rationale Clinical PoC for target Optimized PK Profile High oral bioavailability and long half-life Differentiated safety and efficacy profile Potential Rapid Path to Market Phase 1 ongoing Potential for accelerated approval pathway

PRT543 demonstrated optimized potency, dose-dependent PD, and selectivity offering best-in-class potential PRT543 – A Potent, Selective and Oral PRMT5 Inhibitor Candidate Vs 36 methyltransferases in addition to a broad panel of receptors, transporters and channels Modulation of sDMA (symmetric dimethylation) is a direct measure of PRMT5 activity PRT543 is Highly-Selective Dose-Dependent PD ~50% reduction in plasma sDMA correlates with efficacy in preclinical models PRMT5

Dose Escalation Expansion Cohorts Potential for PoC in multiple cancers in 2H2021 PRT543 Phase 1 Clinical Trial 4Q2020 / EARLY 2021 1 2 3 4 5 MDS and Myelofibrosis 40 mg BIW 5mg BIW 10mg BIW 20mg BIW 40 mg TIW Group B 50mg QD 5mg BIW 10mg BIW 15mg BIW 22.5mg BIW 45mg BIW 35mg 5x/wk 35mg or 45mg 5x/wk 1 2 3 4 5 6 7 Solid Tumors and NHL Group A Recommended Expansion Dose Myeloid Malignancies with Spliceosome Mutations (N~20) Myelofibrosis PRT543 + Ruxolitinib (N~20) Myelofibrosis/MDS Monotherapy (N~40) Adenoid Cystic Carcinoma (N~40) Solid Tumors with Spliceosome Mutations (N~20) Homologous Recombination Deficient (HRD+) Solid Tumors (N~40) Recommended Expansion Dose PRMT5 20 mg QD 35 mg 5x/wk 6 7

100 PRT543 Phase 1 – Interim PK/PD Results Demonstrated Predictable Profile Dose-Proportional Increase in Exposure (Steady State) Dose-Dependent Decrease in Serum sDMA Trough Level target based on Preclinical models Serum was obtained from patients at various times following administration of PRT543 and analyzed for sDMA levels by LC/MS. The data are shown as % relative to pre-dose levels PRT543 is currently in a dose range that provides target coverage predicted based on preclinical models PRMT5 Data as of March 15, 2021 * PD Samples 72h Post Dose Parameter 35 mg (5x) 45 mg (5x) Cmax (nM) 1792 1989 T1/2 (h) 10.7 12.3 AUC (mM.h/wk) 13962 16542

PRT543 Phase 1 Clinical Trial Safety Profile Phase 1 clinical trial of PRT543 enrolled 61 patients 42 with advanced solid tumors (including two with HRD+ high grade serous ovarian cancer) 11 with MF Seven with MDS One with NHL Overall safety profile consistent between both Groups A and B Majority of drug related adverse events were Grade 1-2 with anemia and thrombocytopenia being the most common Grade 3-4 adverse events 24 SAEs reported amongst 11 patients, with three individual SAEs deemed drug related Thrombocytopenia remains only dose-limiting toxicity No patients discontinued study due to adverse events Status as of December 16, 2020

Durable Confirmed CR in HRD+ High Grade Serous Ovarian Cancer

PRMT5

Patient History

- Diagnosed in 2014 with tumor origin in fallopian tube
- Seven prior lines of therapy including PARPi
- Enrolled in 35mg, 5x/week; currently ongoing
- Based on genomic analysis of archival tumor tissue, HRD+
  - Mutations in genes involved in DNA damage response (ATR, RAD51D, BRCA1)
  - Plans to confirm HRD status in validated clinical assay
- One target lesion per RECIST and CA125 level of 37.8 U/mL at baseline


BASELINE

Patient Response

- RECIST CR at first follow up tumor assessment with associated drop in CA-125 level to 2.6 U/mL
- A second follow up scan performed 8 weeks after first follow up confirmed the CR and CA-125 measured 4.6 U/mL
- A third follow up scan performed at 24 weeks demonstrated continued CR and CA-125 measured 3.3 U/mL
- As of December 16, 2020, patient received 9 months of study therapy and remained in CR


WEEK 8

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PRT543 Offers Broad Opportunity Across Tumor Types

PRMT5

Scientific Rationale	Tumor Types	US Market Opportunity
Transcriptional Regulation	Adenoid Cystic Carcinoma HRD+ Tumors (Ovarian, TNBC, Others)	**ACC:** 10-15,000 patients **Ovarian:** 63% of ovarian tumors HRD+ **TNBC:** 55% of TNBC tumors HRD+ **Prostate:** 25% of mCRPC tumors HRD+
Splicing Dysregulation	Uveal Melanoma	**Uveal Melanoma:** 2,000 patients annually
Synthetic Lethality	Myeloid Malignancies (Myelofibrosis and MDS)	**MF:** ~12,000 intermediate/high risk patients **MDS:** 10,000 patients annually

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PRT811 Expanding PRMT5 Opportunity into CNS Cancers Only clinical stage brain-penetrant PRMT5 inhibitor PRMT5 Differentiated Brain-Penetrant PRMT5 Inhibitor Highly selective and potent Targeting GBM and CNS Metastatic Brain Cancers High target engagement in the brain and preclinical activity Optimized PK Profile High and sustained brain exposure in preclinical studies Potential Rapid Path to Market Phase 1 ongoing Anticipated expansion in GBM and CNS metastatic cancers mid-2021

PRT811 has high oral bioavailability, high brain exposure, and no dose-limiting toxicities to date PRT811 – A Potent, Selective and Brain Penetrant PRMT5 Inhibitor Candidate Highly selective vs 36 methyl transferases in addition to a broad panel of receptors, transporters and channels < 1% > 80% % Control > 60% GSK’595 PRT811 Mean Mean Plasma concentration μmol/L 2.50 2.02 Brain concentration μmol/kg 0.722 4.11 Brain/plasma ratio 0.0293 2.26 PRT811 is a Potent SAM-Competitive PRMT5 Inhibitor Equivalent Potency and 100-fold Higher Brain Exposure vs GSK’595 PRMT5

PRT811 Phase 1 Clinical Trial

PRMT5

ANTICIPATED MID-2021

Dose Escalation

Expansion Cohorts



Advanced Solid Tumors
Glioma
PCNSL
15mg QD
30mg QD
60mg QD
120mg QD
200mg QD
200mg QD
300mg QD
400mg QD
1*
2*
3*
4*
5*
6**
7**
8**
Recommended Expansion Dose
Glioblastoma (N~20)
Primary CNS Lymphoma (N~20)
CNS Metastatic Disease (N~20)

* (2 weeks on/1 week off) 21-day cycles
** (Continuous 3 weeks on) 21-day cycles

Potential PoC in CNS cancers in 2H2021

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IC50 PRT811 Phase 1 – Interim Results Demonstrated Dose-Dependent PK/PD PRT811 offers the potential to achieve desired levels of PRMT5 inhibition in tissues including brain PRT811 Pharmacokinetic Profile  DAY 1 Data as of March 15, 2021 PRT811 Pharmacodynamic Profile Serum sDMA  PRT811 Pharmacokinetic Profile  DAY 1 PRT811 Pharmacokinetic Profile  DAY 1 PRT811 Pharmacokinetic Profile  (Steady State) Trough Level target based on Preclinical models PRMT5

PRT811 Phase 1 Clinical Trial Safety Profile Phase 1 clinical trial of PRT811 enrolled 24 patients 16 with advanced solid tumors Eight with GBM Overall safety profile Four patients each experienced one SAE, none of which was attributed to study therapy No dose limiting toxicities observed One patient discontinued study therapy due to transient Grade 2 nausea Status as of December 16, 2020

Confirmed PR in Glioblastoma Multiforme BASELINE WEEK 7 Patient History Study Follow-Up Diagnosed with recurrent GBM and originally treated with surgery and chemoradiation with Temodar in July 2019 Patient has not been treated with steroids or Avastin, and clinical status is stable Presented with progressive disease in June 2020 Enrolled in 200 mg (q.d. two weeks on/one week off) in July 2020 Patient’s tumor is: IDH1+ MGMT unmethylated One target lesion per RANO (response assessment in neuro-oncology) measuring 23 mm x 10 mm In September 2020, at patient’s first follow-up MRI evaluation (week 7) lesion measured 13 mm x 6 mm (66% reduction) Follow-up MRI at week 18 confirmed a partial response (PR) per RANO criteria and an improved regression of 77% from baseline As of December 16, 2020, patient received five months of study therapy and remained in PR and is clinically stable PRMT5 BASELINE WEEK 7

PRT811 Expands PRMT5 Opportunity into CNS Cancers

PRMT5

Scientific Rationale	Tumor Types	US Market Opportunity
Transcriptional Regulation	Glioblastoma Multiforme	10,000 patients annually
Splicing Dysregulation	Primary CNS Lymphoma	~2,000 -~2,500 patients annually
Synthetic Lethality	CNS Metastatic Disease	PRMT5i-sensitive subset of 200,000 CNS metastatic patients annually

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MCL1 Program

Prelude MCL1 Program Dysregulated MCL1 expression occurs frequently in cancer MCL1 is a member of BCL2 family of proteins involved in blocking cell death proteins MCL1 is a validated bypass and resistance mechanism for venetoclax (BCL2 inhibitor) and TKIs Currently active competitor compounds are IV candidates Challenging medicinal chemistry target that requires disruption of protein-protein interaction Significant opportunity in post-venetoclax setting MCL1

PRT1419 Differentiated Clinical-Stage MCL1 Inhibitor Candidate MCL1 MCL1 Inhibitor Potent and selective Oral and IV formulations Targeting Selected Heme Cancers Robust activity in preclinical models with once weekly dosing Synergistic with venetoclax Optimized PK Profile Maximizes Therapeutic Window High oral bioavailability and optimized physicochemical properties Potential Rapid Path to Market Phase 1 dose escalation ongoing; expansion cohorts expected 2H2021 (oral) Phase 1 in solid tumors to commence 1H2021 (IV)

PRT1419 is a potent MCL1 inhibitor candidate with no preclinical evidence of cardiac toxicity PRT1419: Potential Leading MCL1 Inhibitor Prelude compounds are competitive inhibitors of BIM binding Highly Potent Binding to MCL1 Assay AMG176 AZD5991 MIK665 PRT1419 Proliferation IC50 (nM) 150 31 4.5 80 Whole Blood IC50 (nM) 1800 320 430 210 Caco-2 (x10-6 cm/s) 6 <0.1 0.2 11 Human Hepat. Cl (%HBF) 42 ND ND 71 Solubility at pH 7.4 (mg/mL) 13 ND ND >1000 Route of Administration IV IV IV Oral/IV MCL1

Dose-dependent activity with tumor regression at once-weekly, oral dosing in hematological tumor models PRT1419 Demonstrated Preclinical Activity as Monotherapy and in Combination Monotherapy Combination MCL1

Dose Escalation Expansion Cohorts Phase 1 dose escalation ongoing; only Grade 1-2 AEs observed AML (N~20) AML or MDS PRT1419 + Venetoclax or Aza (N~20) NHL (B or T cell Lymphoma) (N~20) Multiple Myeloma (N~20) Oral PRT1419 Phase 1 Clinical Trial Phase 1 Initiated in 2H2020 1 2 3 4 AML and High Risk MDS 1 NHL & Myeloma 2 3 4 Group A Group B High Risk MDS (N~20) Recommended Expansion Dose Recommended Expansion Dose MCL1 2021 100mg 1x/wk 200mg 1x/wk 100mg 1x/wk Status as of December 16, 2020

Preclinical Programs CDK9, SMARCA2

Prelude CDK9 Program

CDK9



Super Enhancer
TF
TF
TF
MYC & MYB Target Genes
CDK9
P
TSS
RNA Pol II
mRNA

- CDK9 phosphorylates RNA Pol II and regulates transcription
- Regulates expression of several immediate early genes driving oncogenesis and resistance (i.e. MYC, MYB, MCL1)
- Non-selective CDK9 inhibitors have demonstrated clinical activity in multiple tumor types but poor tolerability
  - Lack of selectivity and potency vs other CDK9s is believed to contribute to low therapeutic window

Highly-selective CDK9 inhibitors believed to have broad applicability in hematological and solid malignancies

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PRT2527: Potent and Highly Selective CDK9 Inhibitor Candidate Compound Dinaciclib AZD4573 PRT2527 Biochemical IC50 (nM) CDK9 4.4 1.9 0.95 Proliferation IC50 (nM) 11 18 WB IC50 (nM) 192 196 Fold Selectivity CDK9 vs Other Isoforms CDK1 98x 23x 73x CDK2 7x 35x 340x CDK3 0.5x 2x 35x CDK4 13x 53x 250x CDK5 17x 37x >1000x CDK6 59x 79x >1000x CDK7 34x 150x >1000x >100x 100-10x <10x PRT2527 demonstrated improved potency and kinase selectivity relative to competitor compounds in preclinical studies Highly Selective CDK9 Inhibitor Candidate CDK9 Prelude compounds are ATP competitive inhibitors

CDK9 Inhibitor Candidate: PRT2527 Improved Selectivity PRT2527 AZD4573 MV4-11 (AML) PRT2527 (nM) 4 DMSO 12 37 111 333 1000 1.37 0.46 Myc pSer2RNAP2 MCL1 Caspase Actin PRT2527 IND expected to be filed in 2021 Sustained Regressions at Well-Tolerated Doses in Vivo Potent in Vitro Activity CDK9

SMARCA2 Targeted Degrader Program SMARCA4 and SMARCA2 Regulate Chromatin Accessibility and Gene Expression Loss of SMARCA4 Leads to SMARCA2 Dependency Opportunity to target 10 – 12% NSCLC with SMARCA4 deletions SMARCA2 Loss of SMARCA4 SMARCA4 MUTANT TUMORS NORMAL CELL Paralog Dependency SMARCA4 Compensates for SMARCA2 Function SWI/SNF Chromatin Remodeling Complex SMARCA4 SMARCA2 SMARCA2 SMARCA2 Degradation Dysfunctional SMARCA4 Synthetic Lethality Tumor Cell Death SMARCA4

 Degradation IC50: 0.76nM Prelude Discovered Selective sub-nM SMARCA2 Degraders SMARCA2 Lead optimization in progress – IND-enabling anticipated in the first half of 2021 Prelude SMARCA2 Degraders Replicate Genetic Synthetic Lethality Sub-Nanomolar Potency for SMARCA2 Degradation Highly Selective for SMARCA2 Degradation %inhibition %Conc(nM)

Prelude Therapeutics Projected Milestones

Program	Stage	Upcoming Milestones
PRT543 / PRT543 (PRMT5)	PHASE 1 / EXPANSION PHASE (N=~160)	Expansion cohorts 4Q2020/1H2021 Data presentation 2H2021
PRT811 / PRT811 (Brain-penetrant PRMT5)	PHASE 1 / EXPANSION PHASE (N=~60)	Expansion cohorts mid-2021 Initial clinical data 2H2021
Oral PRT1419 (MCL1) / Oral PRT1419	PHASE 1 / EXPANSION (N=100)	Addition of expansion cohorts expected 2H2021 (oral)
IV PRT1419	PHASE 1	Phase 1 in solid tumors to commence 1H2021 (IV)
PRT2527 (CDK9)	IND TARGET	IND 2021
SMARCA2	IND-ENABLING	IND 2021/2022

Timeline: H2 2020 | H1 2021 | H2

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Financial Highlights Shares Outstanding 43.7 million shares voting and non-voting common stock as of December 31, 2020 60.5 million shares fully diluted Excludes 2.9 million shares voting and non-voting common stock issued in January 2021 follow-on offering Cash and Cash Equivalents $218.3 million as of December 31, 2020 Excludes $172.5 million gross proceeds raised in January 2021 follow-on offering Current cash and cash equivalents will be sufficient to fund operating expenses and capital expenditure requirements into 2023

Prelude Therapeutics Corporate Highlights 4 INDs cleared to date; 3 Clinical stage programs; 3 Preclinical assets Highly productive target class agnostic discovery engine Pipeline focused on differentiated and validated targets Multiple wholly owned programs with fast-to-market potential Lead programs, PRT543 & PRT811 (PRMT5) and PRT1419 (MCL1) target clinically validated mechanisms with differentiated product profile Experienced leadership team with marquee investors and board members Deeply experienced employee base that has worked on multiple approved targeted agents Compelling market opportunities across multiple tumor types Patient-inspired drug development, regulatory, and commercial strategies to address high unmet need

Thank You